UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2020

FLEXSTEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-5151 (Commission File Number)	42-0442319 (IRS Employer Identification No.)

385 Bell Street, Dubuque, Iowa 52001-0877

(Address of principal executive offices, including zip code)

563-556-7730

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ⃞

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	FLXS	The NASDAQ Stock Market LLC

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Compensatory Agreements and Plan

On April 8, 2020, the Flexsteel Industries, Inc. (the “Company”) Compensation Committee approved a 25% temporary reduction to the base salaries of the Company’s officers, including the following persons:

Jerald K. Dittmer	Chief Executive Officer
Derek P. Schmidt	Chief Operating Officer and Chief Financial Officer
Michael J. McClaflin	Chief Information Officer
Timothy P. Newlin	Vice President, Marketing and Product Management
T. Heath Willis	Vice President, Direct Commerce

In addition, the Company’s Severance Plan for Management Employees was amended to provide that this 25% temporary reduction would not impact the calculation of base salary payable in the event of a qualifying termination.

Item 7.01 Regulation FD Disclosure.

The world around us has changed with the emergence of the COVID-19 virus.  The well-being of employees, customers and the communities in which the Company operates continue to be the Company’s top priorities as it manages the following plan to maneuver the current economic landscape.

The Company has taken the following operational actions to protect our employees and to respond to the numerous shelter in place and stay at home orders that have been put in place across the country:

•	Employees in positions that that can be performed outside of the workplace are working from home.
•

Precautionary measures as recommended by the CDC have been implemented at all work sites including but not limited to social distancing, providing disinfectant products for use, strongly encouraging frequent hand washing, and restricting visitors to specific locations.

•	All manufacturing within the United States and Mexico has been temporarily suspended, pending weekly reviews of the external environment and demand.
•

Distribution centers in Kansas, California and Indiana remain open as essential businesses to service customers with existing product.  The Company’s distribution center in Lancaster, Pennsylvania. has been permanently closed with demand being supported from other locations.

The Company is committed to servicing its valued customers during these challenging conditions and will continue taking and shipping retail and on-line orders.  Orders that cannot be filled from current inventory within the distribution centers will be delivered when manufacturing resumes.

Given the current business uncertainty surrounding the COVID-19 crisis, the Company is taking actions to adapt its cost structure to changing demand patterns and to aggressively preserve cash. To support these objectives, the following workforce actions have been announced:

•

A temporary lay-off of employees aligned with business requirements and location shut-downs.  The Company has extended welfare benefits to these employees through the month of May and has provided information on how to apply for the significantly enhanced state and federal unemployment benefits being made available during this time.

•	The Company’s 401K match will be suspended effective June 1, 2020 through the end of the calendar year.

•	Fiscal year 2020 compensation reductions will include:
o	an anticipated minimum of a 60% reduction to the Chief Executive Officer’s total compensation at target inclusive of a 25% temporary reduction to base salary;
o

an anticipated total compensation at target reduction of up to 50% for all other executives, inclusive of a 25% temporary reduction to base salary for executives based in the United States and a temporary suspension of the housing allowance for executives based in Hong Kong;

o	a temporary base salary reduction of 20% for non-executive employees with salaries above $150,000;
o	a temporary 50% reduction of cash compensation for the Company’s Board of Directors.

The Company has chosen not to utilize compensation deferrals or replacement options for the reductions listed above at this time.  The temporary reductions to employee salaries will be reviewed monthly.  The temporary reduction of cash compensation for the Company’s Board of Directors will be reviewed quarterly.

To further control expenses and manage cash flow, the Company is executing the following additional actions:

•	Elimination of all non-essential expenses and capital expenditures;
•	Negotiation with vendors to extend payment terms;
•

The Company has borrowed $15 million under its revolving credit facilities to increase liquidity and strengthen its financial position. Inclusive of these borrowings, the Company’s cash and investments total $56.5 million at the end of business on April 9, 2020,

•

The Company’s regular quarterly cash dividend is under evaluation.  The Company has paid cash dividends on its common stock each year since 1938. The Company remains committed to paying dividends over the long-term.

Forward-Looking Statements

Statements, including those in this report, which are not historical or current facts, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are certain important factors that could cause our results to differ materially from those anticipated by some of the statements made herein. Investors are cautioned that all forward-looking statements involve risk and uncertainty. Some of the factors that could affect results are the cyclical nature of the furniture industry, supply chain disruptions, litigation, the effectiveness of new product introductions and distribution channels, the product mix of sales, pricing pressures, the cost of raw materials and fuel, retention and recruitment of key employees, actions by governments including laws, regulations, taxes and tariffs, the amount of sales generated and the profit margins thereon, competition (both United States and foreign), credit exposure with customers, participation in multi-employer pension plans, timing to implement restructuring, impact of the COVID-19 crisis and general economic conditions. For further information regarding these risks and uncertainties, see the “Risk Factors” section in Item 1A of our most recent Annual Report on Form 10-K.

The information in this Item 7.01, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.

(Registrant)

Date: April 13, 2020	By:	/s/ Jerald K. Dittmer
Jerald K. Dittmer
Chief Executive Officer
Principal Executive Officer